                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                 811-08071

                         LAZARD RETIREMENT SERIES, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 632-6000

Date of fiscal year end:   12/31

Date of reporting period:  12/31/03

Item 1.

Report to Stockholders

Lazard

Retirement Series Annual Report

D E C E M B E R   3 1 ,   2 0 0 3

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Retirement Series, Inc.

Investment Overviews

A Message from Lazard

Crosscurrents characterized the market environment in 2003 as the year began with little evidence to suggest that the prolonged bear market would end. Investors believed that the world economy might follow Japan’s lead into deflation, with the outbreak of the second Gulf War undermining confidence even further. By mid-March, however, investors’ fears subsided as signs of a global recovery began to appear. The markets rose sharply, taking many investors by surprise while rewarding those who were willing to take risk. The equities that benefited from this change in sentiment included highly leveraged and economically sensitive companies. Gains were widespread, in the U. S. and abroad, particularly in small cap equities and emerging markets. Other signs of optimism became evident. Corporate profits began to bounce back significantly in the second half of the year, allowing companies to increase their business investments and, coupled with the new, more favorable tax treatment of dividend income, pay out more dividends. Interest rates were as favorable as they had been in the past 40 years. Mortgage-backed bonds generated a 2.9% total return, while the Lehman High Yield Index soared 29.0% for the year. And, although the U. S. dollar weakened versus the euro, the British pound and the Japanese yen, U.S. dollar-based investors holding global and international securities enjoyed higher returns. Overall, 2003 was a reversal of 2002 in that most sectors of the S&P 500® Index and the Morgan Stanley Capital International (MSCI®) World® Index rose in 2003, unlike the across-the-board declines of 2002.

In our view, the overriding lesson from the markets’ fluctuations during the long bear market of the past three years followed by the recent turnaround in 2003 is this: the best way to realize investment goals is to maintain a diversified portfolio and a long-term investment focus. Diversification spreads the risk around the different asset classes, thereby helping to reduce fluctuations in a portfolio’s market value regardless of economic conditions. These tenets have once again proved themselves; consider what a drag on performance emerging markets had been from 1997 to 1999 and what a productive asset it was in 2003.

Though we cannot guarantee strong performance from a diversified portfolio every year, we are pleased to report that the Portfolios participated in the 2003 rally, posting strong, double-digit gains for the year ended December 31, 2003. As bottom-up stock pickers, we remained focused on stock selection and evaluating the fundamentals of the companies we follow. Analysts continue to focus on identifying and taking advantage of pricing anomalies and discovering hidden opportunities to uncover value.

The following Investment Overviews should provide you with more detailed thoughts about the current market environment and provide insights on the Portfolios and their recent performance.

Equity Markets Overview

2003 can be characterized as the year when the bear market, that started in the United States in March 2000 and spread through most parts of the world, had clearly ended. U.S. and global stocks rebounded in mid-March, with the rally continuing through October. By year-end, the S&P 500 Index registered a 28.7% gain, the MSCI Europe, Australasia and Far East (EAFE®) Index returned 38.6%, and the MSCI World Index climbed 33.1%. For the global economy as a whole, real growth was positive in all four quarters, with even Japan experiencing a solid growth rate of 2.4%. Investors rotated into stocks that stood to gain the most from an improving economy, which included highly leveraged and economically sensitive companies. In addition, the technology sector, which led 2002’s decline, proved to be 2003’s strongest performer. Late in the year, however, there were signs that the rebound in lower-quality stocks had begun to fade, as investors began to focus once again on individual companies’ fundamentals.

The gains in developed markets outside the United States were mixed, both regionally and on a sector basis. For the European economy as a whole, there was incremental growth of just 0.5% over the year. In contrast, the euro soared to its highest-ever rate against the U.S. dollar, though European policymakers are concerned that the euro’s rise is hurting overseas trade and stalling growth. The U.K. enjoyed the longest spell of uninterrupted growth since the end of the Second World War. The fuel behind growth activity there has been a boom in household spending. Latin America, with the exception of Venezuela, also recorded strong gains in 2003. Even Argentina performed well, aided

Lazard Retirement Series, Inc.

Investment Overviews (continued)

by signs of possible resolutions of its debt situation after it had defaulted in 2002. In Mexico, returns were more muted as investors continued to be under-whelmed by political and economic leadership. In spite of this generally encouraging climate, European and Latin American markets made little real progress during the year.

Most emerging markets, however, benefited from the somewhat stronger economic environment, rising more than 50% over the year. Asian emerging markets increased significantly, helped by strong economic results in China, India and, especially, Thailand. Regional laggards included Russia, Taiwan and the Mid East, although most countries’ markets finished with respectable rises. All Eastern European markets increased during the last two quarters of the year. Turkish shares recorded particularly strong gains, as investors began to anticipate improved macroeconomic conditions. The South African, Egyptian, and Czech markets rallied in the second half of the year following the effects of the Iraq war. A strong fourth-quarter finish helped make emerging markets one of the best performing asset classes in 2003.

Evidence suggests that the global recovery will continue in 2004, but not at the accelerated pace that occurred in a relatively short period of time in 2003. The principal reason is that last year’s high performing stocks were less proven, lower-quality companies—many of which, we believe, may face difficulties going forward. Our discipline, as always, emphasizes the very highest quality companies that are capable of generating strong returns for investors over time. Our research suggests that these companies will produce sustainable gains for investors in a variety of economic environments.

Lazard Retirement Equity Portfolio

For the year ended December 31, 2003, Lazard Retirement Equity Portfolio posted a total return of 24.01%, trailing the 28.69% return of the S&P 500 Index.

During the year, the Portfolio benefited from stock selection in the process sector, where Alcoa reported above-the-consensus third-quarter earnings. Price increases and tight cost controls drove results, and more than offset weak auto production and continued weak demand in Europe. In addition, Praxair’s third-quarter profits rose 15 percent as the company benefited from improving demand and increased prices. Demand in China fueled a jump in Asian sales, while higher prices countered higher energy and raw material costs. Stock selection in finance was helped by Citigroup, whose first-quarter earnings rose as credit card and mortgage lending grew and the provision for loan losses declined. The company is also benefiting from its diversification: by virtue of its presence in over 100 countries, and its products (ranging from consumer cards to global investment banking), Citigroup can generate less volatile revenue and net income than can its peers. Conversely, the Portfolio’s return suffered somewhat due both to its underweight and its stock selection in the technology sector. In technology, Lazard has focused on companies that were able to maintain profitability even in the adverse environment of recent years, while the positive market sentiment of 2003 led to rotation into more volatile and cyclical technology companies, such as semiconductor equipment makers. Stock selection in producer manufacturing was also a negative, as many of the more inconsistently profitable and economically sensitive stocks in the index rose significantly, while holdings such as Lockheed Martin, whose fortunes are more a function of the U.S. defense budget than the economy, failed to fully participate in the rally.

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2003, Lazard Retirement Small Cap Portfolio posted a total return of 37.22%, trailing the 47.25% return of the Russell 2000® Index.

During the year, the Portfolio was helped by stock selection in technology. For example, Microsemi performed well. The company is in transition from being a legacy military/aerospace integrated circuit provider to pursuing leading-edge opportunities in the consumer, communications and auto markets. Microsemi has assembled a portfolio of key technologies that will enable it to leverage its existing competency into new, higher-growth markets. The Portfolio also benefited from stock selection in health care, where aaiPharma continues to benefit from its transition to a specialty pharmaceutical company. Its R&D platform has provided value added product formulation and drug life

Lazard Retirement Series, Inc.

Investment Overviews (concluded)

cycle management programs to many of the major pharmaceutical companies for the past 20 years, and R&D is still the engine that is driving product extensions through new formulations, dosing, etc. Conversely, the Portfolio was hurt by stock selection in commercial services. Tier Technologies saw its shares fall after the company reduced profit and revenue forecasts at the beginning of 2003. Our overweight position in the energy sector also detracted from returns, as did stock selection in the group: Lone Star Technologies shares declined, as the company was hurt by weaker-than-expected sales and higher steel costs.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2003, Lazard Retirement International Equity Portfolio posted a total return of 28.52%, trailing the 38.59% return of the MSCI EAFE Index.

During the year, the Portfolio’s performance was helped by stock selection in the consumer discretionary sector, where Nissan Motor Co. benefited from new model introductions and strong U.S. demand. With the leadership of CEO Carlos Ghosn, it has steadily gained market share, improved its marketing efforts, rolled out new models and implemented good capital discipline. Luxury goods manufacturer Richemont also performed well, as the improving economy has led to a rebound in demand for luxury items, which had been hurt by the decline in travel related to SARS and fears of terrorism. Conversely, the Portfolio was hurt by stock selection in the financial sector, as we avoided unprofitable Japanese financial stocks such as Sumitomo Mitsui, Mizuho, UFJ Holdings and Resona, which significantly outperformed the sector and the market. Stock selection in the technology sector posed a similar problem: unprofitable companies such as Ericsson and Alcatel also significantly outperformed their peers and the overall market, while companies with consistently high return on capital, such as Nokia, failed to fully participate in the rally.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2003, Lazard Retirement Emerging Markets Portfolio posted a total return of 52.94%, trailing the 55.82% return of the MSCI Emerging Markets Free (EMF®) Index.

While the emerging markets asset class recorded a rise of more than 55% and all of the countries within the MSCI Index market ended the year higher, the largest rises, despite newfound investor interest in Asia and, particularly, China, were in Latin American and Eastern European equities. Asian emerging markets also performed respectably, and all industrial sectors across Emerging Markets experienced increases over the full year. The Portfolio benefited from very strong share price increases in: PTT (Thailand), on higher gas prices, Caemi (Brazil), from robust demand for iron ore, and State Bank of India (India), from decent credit growth. The Portfolio was adversely affected by positions in: Egis (Hungary), after one of its molecules was removed from clinical trials, and SK Telecom and Korea Telecom (both in South Korea), which suffered from corporate governance and number portability issues, respectively. The Portfolio experienced good stock selection in the energy, materials, industrial and financial sectors. The effective underweight exposure in Russia and overweighting in Brazil and India also added value.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2003 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

Lazard Retirement Series, Inc.

Performance Overviews

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Five	Since
	Year	Years	Inception**

Retirement Equity Portfolio	24.01%	0.76%	2.47%
S&P 500 Index	28.69	(0.57)	1.87

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctu ate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Five	Since
	Year	Years	Inception**

Retirement Small Cap Portfolio	37.22%	11.27%	8.22%
Russell 2000 Index	47.25	7.13	5.19

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Five	Since
	Year	Years	Inception**

Retirement International Equity Portfolio	28.52%	(0.89)%	1.35%
MSCI EAFE Index	38.59	(0.05)	2.93

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio and MSCI Emerging Markets Free (EMF®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Five	Since
	Year	Years	Inception**

Retirement Emerging Markets Portfolio	52.94%	9.36%	2.30%
MSCI EMF Index	55.82	10.39	2.31

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.
**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.

Portfolios of Investments

December 31, 2003

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—94.6%
Aerospace & Defense—2.8%
Lockheed Martin Corp	1,400	$71,960
United Technologies Corp	600	56,862

		128,822

Apparel & Textiles—1.2%
NIKE, Inc., Class B	800	54,768

Banking—11.1%
Bank of America Corp	1,200	96,516
Bank One Corp	2,100	95,739
Golden West Financial Corp	450	46,436
HSBC Holdings PLC Sponsored ADR	400	31,528
National City Corp	1,800	61,092
Northern Trust Corp	1,000	46,420
SouthTrust Corp	1,550	50,731
Wells Fargo & Co	1,400	82,446

		510,908

Business Services & Supplies—6.4%
Accenture, Ltd., Class A (a)	3,100	81,592
Automatic Data Processing, Inc	1,200	47,532
Avery Dennison Corp	900	50,418
First Data Corp	1,300	53,417
Pitney Bowes, Inc	1,500	60,930

		293,889

Cable & Broadcasting—1.2%
Comcast Corp., Class A (a)	1,800	56,304

Chemicals—3.3%
Du Pont (E.I.) de Nemours & Co	1,050	48,185
Praxair, Inc	1,400	53,480
Rohm & Haas Co	1,200	51,252

		152,917

Computer Software—3.4%
Microsoft Corp	4,100	112,914
Oracle Corp. (a)	3,400	44,880

		157,794

Computers & Business Equipment—4.8%
Apple Computer, Inc. (a)	1,400	29,918
Cisco Systems, Inc. (a)	1,700	41,293
Hewlett-Packard Co	2,600	59,722
International Business Machines Corp.

Description	Shares	Value

Cosmetics & Toiletries—0.9%
Colgate-Palmolive Co	850	$42,543

Diversified—5.1%
3M Co	850	72,275
Emerson Electric Co	1,100	71,225
General Electric Co	2,900	89,842

		233,342

Drugs & Health Care—5.8%
Anthem, Inc. (a)	650	48,750
HCA, Inc	950	40,812
Pfizer, Inc	2,650	93,624
Schering-Plough Corp	2,500	43,475
Wyeth	900	38,205

		264,866

Financial Services—7.6%
American Express Co	1,700	81,990
Citigroup, Inc	2,600	126,204
Lehman Brothers Holdings, Inc	700	54,054
Merrill Lynch & Co., Inc	700	41,055
Morgan Stanley	800	46,296

		349,599

Food & Beverages—4.1%
H.J. Heinz Co	1,200	43,716
PepsiCo, Inc	950	44,289
The Coca-Cola Co	1,250	63,438
The Pepsi Bottling Group, Inc	1,500	36,270

		187,713

Insurance—9.0%
American International Group, Inc	1,500	99,420
Berkshire Hathaway, Inc., Class B (a) .	16	45,040
Jefferson-Pilot Corp	1,100	55,715
Marsh & McLennan Cos., Inc	1,400	67,046
MetLife, Inc	1,400	47,138
The Hartford Financial Services
Group, Inc	850	50,175
XL Capital, Ltd., Class A	600	46,530

		411,064

Leisure & Entertainment—1.1%
Mattel, Inc	2,550	49,139

Medical Products & Services—2.0%
Johnson & Johnson	1,800	92,988

Metals & Mining—1.5%
Alcoa, Inc	1,800	68,400

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Multimedia—1.2%
Viacom, Inc., Class B	1,300	$57,694

Oil & Gas—8.2%
Baker Hughes, Inc	1,200	38,592
Burlington Resources, Inc	850	47,073
ChevronTexaco Corp	600	51,834
ConocoPhillips	750	49,177
Exxon Mobil Corp	3,300	135,300
Schlumberger, Ltd	400	21,888
Unocal Corp	850	31,306

		375,170

Restaurants—0.5%
Yum! Brands, Inc. (a)	650	22,360

Retail—3.1%
Target Corp	1,200	46,080
The Home Depot, Inc	2,100	74,529
Wal-Mart Stores, Inc	400	21,220

		141,829

Semiconductors & Components—1.3%
Intel Corp	700	22,540
Texas Instruments, Inc	1,200	35,256

		57,796

Telecommunications—3.3%
BellSouth Corp	2,300	65,090
Verizon Communications, Inc	2,450	85,946

		151,036

Telecommunications Equipment—1.0%
Nokia Oyj Sponsored ADR	2,700	45,900

Utilities—4.7%
Ameren Corp	900	41,400
Duke Energy Corp	700	14,315
Entergy Corp	900	51,417
KeySpan Corp	1,250	46,000
NiSource, Inc	1,000	21,940
The Southern Co	1,400	42,350

		217,422

Total Common Stocks
(Identified cost $3,725,203)	4,343,242

Preferred Stock—2.6%
Multimedia—2.6%
The News Corp., Ltd. Sponsored ADR
(Identified cost $103,295)	3,900	117,975

Description	Principal Amount (000)	Value

Repurchase Agreement—2.8%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$130,000 United States Treasury
Note, 7.25%, 05/15/04, with a
value of $134,225)
(Identified cost $131,000)	$131	$131,000

Total Investments
(Identified cost $3,959,498) (b)	100.0%	$4,592,217
Liabilities in Excess of Cash and
Other Assets	—%	(1,561)

Net Assets	100.0%	$4,590,656

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—96.1%
Aerospace & Defense—1.9%
DRS Technologies, Inc. (a)	40,500	$1,125,090
The Titan Corp. (a)	16,200	353,322

		1,478,412

Agriculture—0.8%
Delta & Pine Land Co	25,200	640,080

Apparel & Textiles—2.5%
The Gymboree Corp. (a)	27,800	478,994
The Timberland Co., Class A (a)	12,400	645,668
The Warnaco Group, Inc. (a)	48,500	773,575

		1,898,237

Automotive—0.8%
Monaco Coach Corp. (a)	24,600	585,480

Banking—7.3%
Chittenden Corp	9,100	306,124
Community First Bankshares, Inc	25,500	737,970
East West Bancorp, Inc	4,200	225,456
First Community Bancorp	13,200	477,048
First Midwest Bancorp, Inc	25,000	810,250
Hudson United Bancorp	16,100	594,895
Sterling Bancshares, Inc	59,000	786,470
United Bankshares, Inc	24,400	761,280
W Holding Co., Inc	25,857	481,199
Westamerica Bancorp	8,400	417,480

		5,598,172

Building & Construction—1.8%
Chicago Bridge & Iron Co.
NV, NY Shares	20,300	586,670
Florida Rock Industries, Inc	5,200	285,220
The Shaw Group, Inc. (a)	35,400	482,148

		1,354,038

Business Services & Supplies—5.8%
ADVO, Inc	16,000	508,160
BearingPoint, Inc. (a)	77,800	785,002
FTI Consulting, Inc. (a)	30,900	722,133
Herman Miller, Inc	31,600	766,932
PEC Solutions, Inc. (a)	19,200	325,440
ProQuest Co. (a)	21,700	639,065
Watson Wyatt & Co. Holdings (a)	27,500	664,125

		4,410,857

Description	Shares	Value

Chemicals—3.5%
Ferro Corp	31,100	$846,231
Olin Corp	24,000	481,440
PolyOne Corp. (a)	89,400	571,266
Spartech Corp	30,500	751,520

		2,650,457

Computer Software—3.4%
Activision, Inc. (a)	36,500	664,300
Borland Software Corp. (a)	70,300	684,019
Mentor Graphics Corp. (a)	41,100	597,594
Verity, Inc. (a)	41,900	699,311

		2,645,224

Computers & Business Equipment—2.7%
Advanced Digital Information Corp. (a)	36,700	513,800
Extreme Networks, Inc. (a)	64,900	467,929
Maxtor Corp. (a)	52,500	582,750
ScanSource, Inc. (a)	11,400	520,068

		2,084,547

Consumer Products—2.3%
The Scotts Co., Class A (a)	10,700	633,012
The Toro Co	13,100	607,840
The Yankee Candle Co., Inc. (a)	19,300	527,469

		1,768,321

Cosmetics & Toiletries—0.7%
Elizabeth Arden, Inc. (a)	25,400	505,968

Diversified—2.2%
Fisher Scientific International, Inc. (a)	23,200	959,784
The Liberty Corp	16,700	754,673

		1,714,457

Drugs & Health Care—8.6%
aaiPharma, Inc. (a)	39,600	994,752
Able Laboratories, Inc. (a)	37,500	677,625
Andrx Corp. (a)	41,200	990,448
Celgene Corp. (a)	17,000	765,340
Kindred Healthcare, Inc. (a)	11,900	618,562
LifePoint Hospitals, Inc. (a)	32,700	963,015
Manor Care, Inc	10,500	362,985
MIM Corp. (a)	85,800	603,174
NeighborCare, Inc. (a)	30,200	596,450

		6,572,351

Education—1.9%
Learning Tree International, Inc. (a)	40,200	699,078
Scholastic Corp. (a)	23,000	782,920

		1,481,998

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Electrical Equipment—1.8%
Coherent, Inc. (a)	31,800	$756,840
GrafTech International, Ltd. (a)	39,800	537,300
Zygo Corp. (a)	5,300	87,397

		1,381,537

Electronics—2.1%
Electro Scientific Industries, Inc. (a)	37,800	899,640
FLIR Systems, Inc. (a)	19,200	700,800

		1,600,440

Environmental—1.2%
Waste Connections, Inc. (a)	24,600	929,142

Financial Services—2.8%
Financial Federal Corp. (a)	21,100	644,605
IndyMac Bancorp, Inc	24,700	735,813
The South Financial Group, Inc	15,400	429,044
W.P. Stewart & Co., Ltd	17,200	370,316

		2,179,778

Food & Beverages—1.8%
American Italian Pasta Co., Class A (a)	22,400	938,560
The Robert Mondavi Corp., Class A (a)	10,600	411,704

		1,350,264

Forest & Paper Products—0.8%
Packaging Corp. of America	28,400	620,824

Household Products &
Home Furnishings—0.8%
Tempur-Pedic International, Inc. (a)	41,700	646,350

Industrial & Machinery—1.4%
Nordson Corp	17,800	614,634
Roper Industries, Inc	9,800	482,748

		1,097,382

Insurance—3.1%
HCC Insurance Holdings, Inc	23,900	760,020
Max Re Capital, Ltd	20,200	453,288
Reinsurance Group of America, Inc	10,000	386,500
RLI Corp	11,300	423,298
StanCorp Financial Group, Inc	5,500	345,840

		2,368,946

Leisure & Entertainment—1.7%
AMC Entertainment, Inc. (a)	47,100	716,391
Brunswick Corp	17,400	553,842

		1,270,233

Description	Shares	Value

Manufacturing—1.8%
Federal Signal Corp	42,800	$749,856
Plexus Corp. (a)	37,400	642,158

		1,392,014

Medical Products & Services—2.6%
Covance, Inc. (a)	26,400	707,520
INAMED Corp. (a)	6,450	309,987
Inveresk Research Group, Inc. (a)	22,000	544,060
Varian, Inc. (a)	11,000	459,030

		2,020,597

Oil & Gas—5.1%
Cal Dive International, Inc. (a)	31,700	764,287
Helmerich & Payne, Inc	25,300	706,629
Key Energy Services, Inc. (a)	59,400	612,414
Kinder Morgan Management, LLC (a)	17,061	732,940
Newfield Exploration Co. (a)	18,200	810,628
Western Gas Resources, Inc	6,600	311,850

		3,938,748

Printing & Publishing—2.1%
Journal Register Co. (a)	35,268	730,048
Pulitzer, Inc	7,000	378,000
R. H. Donnelley Corp. (a)	12,600	501,984

		1,610,032

Real Estate—5.2%
Alexandria Real Estate Equities, Inc	5,500	318,450
Camden Property Trust	12,200	540,460
CarrAmerica Realty Corp	15,700	467,546
Catellus Development Corp	30,614	738,410
Healthcare Realty Trust, Inc	14,800	529,100
Maguire Properties, Inc	28,900	702,270
The Mills Corp	15,200	668,800

		3,965,036

Restaurants—1.7%
Jack in the Box, Inc. (a)	31,800	679,248
Sonic Corp. (a)	19,200	587,904

		1,267,152

Retail—0.7%
Guitar Center, Inc. (a)	15,800	514,764

Security Services—1.2%
Kroll, Inc. (a)	34,200	889,200

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Semiconductors & Components—5.1%
Actel Corp. (a)	22,500	$542,250
AMIS Holdings, Inc	38,600	705,608
Exar Corp. (a)	44,000	751,520
Lattice Semiconductor Corp. (a)	57,200	553,696
Microsemi Corp. (a)	24,400	599,752
Zoran Corp. (a)	43,400	754,726

		3,907,552

Telecommunications—2.8%
C-COR.net Corp. (a)	71,500	795,795
CommScope, Inc. (a)	3,100	50,623
Powerwave Technologies, Inc. (a)	84,200	644,130
TALK America Holdings, Inc. (a)	56,700	653,184

		2,143,732

Transportation—2.8%
EGL, Inc. (a)	34,000	597,040
Forward Air Corp. (a)	15,700	431,750
Swift Transportation Co., Inc. (a)	33,500	704,170
USF Corp	11,300	386,347

		2,119,307

Utilities—1.3%
AGL Resources, Inc	13,200	384,120
Energen Corp	5,800	237,974
MDU Resources Group, Inc	17,100	407,151

		1,029,245

Total Common Stocks
(Identified cost $60,958,445)		73,630,874

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—5.3%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$2,915,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $4,154,784)
(Identified cost $4,067,000)	$4,067	$4,067,000

Total Investments
(Identified cost $65,025,445) (b)	101.4%	$77,697,874
Liabilities in Excess of Cash and
Other Assets	(1.4)	(1,062,370)

Net Assets	100.0%	$76,635,504

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—95.6%
Australia—1.5%
BHP Billiton, Ltd	208,491	$1,914,897

Belgium—1.5%
Fortis	96,300	1,936,201

Denmark—0.5%
Novo Nordisk A/S, B Shares	15,100	615,189

Finland—2.8%
Nokia Oyj	208,900	3,612,532

France—10.5%
Aventis SA	29,500	1,949,796
BNP Paribas SA	32,360	2,037,600
Carrefour SA	12,900	708,132
Credit Agricole SA	88,400	2,110,759
Lagardere SCA	29,130	1,681,734
Schneider Electric SA	16,000	1,047,425
Total SA	22,643	4,209,856

Total France	13,745,302

Germany—4.1%
Bayerische Motoren Werke AG	17,200	797,300
Deutsche Telekom AG (a)	137,600	2,518,382
Muenchener Rueckver AG	5,400	654,702
Siemens AG	16,700	1,337,599

Total Germany	5,307,983

Hong Kong—1.3%
CLP Holdings, Ltd	234,500	1,114,545
Hong Kong & China Gas Co., Ltd	413,000	630,372

Total Hong Kong	1,744,917

Ireland—3.9%
Allied Irish Banks PLC	79,436	1,272,497
Bank of Ireland	150,700	2,056,726
CRH PLC	83,647	1,717,673

Total Ireland	5,046,896

Italy—3.0%
Eni SpA	145,975	2,754,520
Snam Rete Gas SpA	276,500	1,171,845

Total Italy	3,926,365

Japan—16.6%
ACOM Co., Ltd	39,820	1,805,778
Canon, Inc. Sponsored ADR	52,500	2,501,100
East Japan Railway Co	320	1,507,885
Fanuc, Ltd	24,300	1,455,687
Funai Electric Co., Ltd	2,500	343,146
Honda Motor Co., Ltd	37,800	1,678,903

Description	Shares	Value

Japan Tobacco, Inc	69	$505,412
Kao Corp	37,000	752,636
NEC Electronics Corp	7,200	526,715
Nissan Motor Co., Ltd	185,400	2,117,473
Nomura Holdings, Inc	136,000	2,315,947
NTT DoCoMo, Inc	752	1,705,104
Rohm Co., Ltd	6,200	726,621
Shin-Etsu Chemical Co., Ltd	14,800	604,871
Takeda Chemical Industries, Ltd	54,000	2,141,457
Tokyo Gas Co., Ltd	284,000	1,012,298

Total Japan		21,701,033

Netherlands—7.7%
ABN AMRO Holding NV	39,900	933,582
Heineken NV	46,011	1,752,107
Koninklijke (Royal) KPN NV (a)	326,000	2,516,546
Koninklijke (Royal) Philips
Electronics NV	92,250	2,693,725
Royal Dutch Petroleum Co	40,300	2,124,795

Total Netherlands		10,020,755

Norway—0.5%
Statoil ASA	64,100	720,219

Singapore—2.0%
Oversea-Chinese Banking Corp., Ltd	222,050	1,582,056
United Overseas Bank, Ltd.
Sponsored ADR	68,542	1,065,485

Total Singapore		2,647,541

Spain—2.6%
Altadis SA	45,500	1,291,308
Endesa SA	107,495	2,067,730

Total Spain		3,359,038

Sweden—0.5%
Sandvik AB	18,300	630,745

Switzerland—8.7%
Compagnie Financiere
Richemont AG, A Shares	65,600	1,575,355
Credit Suisse Group	77,300	2,828,239
Roche Holding AG	21,100	2,128,340
Swiss Re	33,000	2,228,017
UBS AG	38,100	2,609,315

Total Switzerland		11,369,266

United Kingdom—27.9%
Barclays PLC	347,900	3,103,069
Boots Group PLC	148,100	1,831,989
BP PLC	324,920	2,634,902
Cadbury Schweppes PLC	237,640	1,745,251
Diageo PLC	166,675	2,193,045

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement International Equity Portfolio
(concluded)
GlaxoSmithKline PLC	165,400	$3,789,965
HSBC Holdings PLC	303,986	4,777,909
Imperial Tobacco Group PLC	45,780	901,484
Kesa Electricals PLC	89,320	411,333
Rentokil Initial PLC	504,900	1,717,310
Rio Tinto PLC	55,500	1,533,023
Royal Bank of Scotland Group PLC	95,000	2,799,260
Smiths Group PLC	92,300	1,092,177
Tesco PLC	320,470	1,478,685
Unilever PLC	127,700	1,190,447
Vodafone Group PLC	2,088,500	5,178,142

Total United Kingdom		36,377,991

Total Common Stocks
(Identified cost $104,743,967)		124,676,870

Preferred Stock—0.6%
Germany—0.6%
Porsche AG
(Identified cost $622,238)	1,280	759,668

Description	Principal Amount (000)	Value

Repurchase Agreement—3.6%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$3,380,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $4,817,555)
(Identified cost $4,720,000)	$4,720	$4,720,000

Total Investments
(Identified cost $110,086,205) (b)	99.8%	$130,156,538
Cash and Other Assets in Excess
of Liabilities	0.2	286,774

Net Assets	100.0%	$130,443,312

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)

December 31, 2003

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—89.0%
Argentina—0.8%
Tenaris SA ADR	3,944	$131,414

Brazil—6.9%
Brasil Telecom Participacoes SA ADR	2,800	105,840
Companhia Vale do Rio Doce ADR	5,400	315,900
Empresa Brasileira de Aeronautica SA
ADR	8,300	290,749
Petroleo Brasileiro SA ADR	6,900	201,756
Souza Cruz SA	17,900	187,810

Total Brazil		1,102,055

Chile—1.7%
Administradora de Fondos de Pensiones
Provida SA Sponsored ADR	9,460	266,867

China—1.0%
Beijing Capital Land, Ltd. H Shares	42,700	11,275
Sinotrans, Ltd	312,000	140,653

Total China		151,928

Croatia—1.4%
Pliva d.d. GDR (c)	14,300	231,198

Czech Republic—0.9%
Cesky Telecom AS	12,600	143,289

Egypt—1.3%
Commercial International Bank	26,600	94,923
MobiNil	9,478	116,088

Total Egypt		211,011

Hong Kong—2.9%
China Mobile (Hong Kong), Ltd.
Sponsored ADR	14,920	231,707
China Resources Power Holdings
Co., Ltd	46,000	21,330
CNOOC, Ltd. ADR	5,300	211,576

Total Hong Kong		464,613

Hungary—2.6%
Gedeon Richter Rt	3,450	408,428

India—8.8%
Hero Honda Motors, Ltd	10,900	107,232
Hindalco Industries, Ltd. GDR (c)	6,900	214,107
Hindustan Lever, Ltd	24,500	109,921
Reliance Industries, Ltd	26,000	326,531
Satyam Computer Services, Ltd	33,700	271,336
State Bank of India	31,700	374,147

Total India		1,403,274

Description	Shares	Value

Indonesia—3.6%
PT Bank Mandiri	459,000	$54,497
PT Hanjaya Mandala Sampoerna Tbk	461,000	244,936
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	16,600	272,572

Total Indonesia		572,005

Israel—2.3%
Bank Hapoalim, Ltd	60,300	148,178
Koor Industries, Ltd. (a)	5,673	220,737

Total Israel		368,915

Mexico—7.5%
America Telecom SA de CV,
Series A1 Shares (a)	129,300	167,993
Cemex SA de CV Sponsored ADR	4,642	121,620
Fomento Economico Mexicano SA
de CV Sponsored ADR	2,910	107,321
Grupo Financiero Banorte SA de CV,
Series O Shares	34,900	121,124
Grupo Televisa SA Sponsored ADR	3,500	139,510
Kimberly-Clark de Mexico SA de CV,
Series A Shares	41,800	107,130
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	12,900	426,087

Total Mexico		1,190,785

Peru—0.8%
Credicorp, Ltd	10,000	133,500

Philippines—0.9%
Philippine Long Distance Telephone
Co. Sponsored ADR (a)	8,200	142,844

Russia—2.4%
LUKOIL Sponsored ADR	2,220	206,682
Wimm-Bill-Dann Foods OJSC ADR (a)	7,200	122,400
YUKOS ADR	1,200	50,400

Total Russia		379,482

South Africa—11.1%
ABSA Group, Ltd	48,300	304,923
Impala Platinum Holdings, Ltd	2,400	208,539
Iscor, Ltd	78,132	337,109
Kumba Resources, Ltd	23,500	129,382
Old Mutual PLC	92,700	152,671
Sanlam, Ltd	88,300	116,411
Sappi, Ltd	9,600	130,877
Sasol, Ltd	13,700	194,981
Steinhoff International Holdings, Ltd	170,203	195,064

Total South Africa		1,769,957

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (concluded)

December 31, 2003

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
South Korea—19.6%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	7,100	$179,985
Hite Brewery Co., Ltd	1,800	132,035
Kookmin Bank	14,690	550,490
KT Corp. Sponsored ADR	16,790	320,185
LG Electronics, Inc	2,200	108,200
LG Household & Health Care, Ltd	4,100	107,017
POSCO ADR	7,940	269,722
Samsung Electronics Co., Ltd. GDR (c)	3,076	578,288
Samsung Fire & Marine
Insurance Co., Ltd	3,042	174,886
Samsung SDI Co., Ltd	1,360	160,369
SK Corp	6,600	151,775
SK Telecom Co., Ltd	1,200	200,420
SK Telecom Co., Ltd. ADR	10,145	189,204

Total South Korea		3,122,576

Taiwan—6.7%
Advantech Co., Ltd	93,330	160,819
Ambit Microsystems Corp	53,200	140,248
Chinatrust Financial Holding Co., Ltd	140,770	141,392
Chunghwa Telecom Co., Ltd. ADR	3,600	52,200
Compal Electronics, Inc	53,450	73,208
Compal Electronics, Inc. GDR	8,402	58,394
Fubon Financial Holding Co., Ltd	214,000	204,860
United Microelectronics Corp. (a)	164,733	141,200
United Microelectronics Corp. ADR (a)	19,593	96,985

Total Taiwan		1,069,306

Thailand—3.9%
Delta Electronics (Thailand) PCL	155,200	103,800
PTT PCL (c)	93,500	377,563
Thai Union Frozen Products PCL	168,900	136,407

Total Thailand		617,770

Turkey—0.9%
Turkiye Garanti Bankasi AS
ADR (a), (c)	47,278	137,962

Venezuela—1.0%
Compania Anonima Nacional
Telefonos de Venezuela ADR	10,785	164,579

Total Common Stocks
(Identified cost $11,035,879)		14,183,758

Description	Shares	Value

Preferred Stocks—5.9%
Brazil—5.9%
Caemi Mineracao e
Metalurgica SA (a)	793,200	$349,173
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	4,500	113,175
Companhia de Bebidas das
Americas ADR	7,570	193,111
Companhia Paranaense de
Energia-Copel Sponsored ADR (a)	31,900	152,163
Telemar Norte Leste SA	6,665,000	133,069

Total Preferred Stocks
(Identified cost $630,288)		940,691

	Principal
	Amount
	(000)

Repurchase Agreement—7.5%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$855,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $1,218,642)
(Identified cost $1,194,000)	$1,194	1,194,000

Total Investments
(Identified cost $12,860,167) (b)	102.4%	$16,318,449
Liabilities in Excess of Cash and
Other Assets	(2.4)	(381,221)

Net Assets	100.0%	$15,937,228

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments

December 31, 2003

(a) Non-income producing security.
(b)For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$4,057,642	$555,131	$20,556	$534,575
Retirement Small Cap	65,211,730	13,332,670	846,526	12,486,144
Retirement International Equity	111,029,532	19,213,532	86,526	19,127,006
Retirement Emerging Markets	13,455,410	3,042,354	179,315	2,863,039

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

Security Abbreviations:

ADR —American Depositary Receipt
GDR—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments (concluded)

December 31, 2003

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard Retirement	Lazard Retirement
	International Equity	Emerging Markets
	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	1.8%
Automotive	4.1	0.7
Banking	18.8	9.4
Brewery	1.3	2.7
Broadcasting	—	0.9
Building & Construction	1.3	0.8
Chemicals	0.5	2.0
Computers & Business Equipment	—	4.4
Conglomerates	—	1.4
Cosmetics & Toiletries	0.6	—
Diversified	5.4	—
Drugs & Health Care	7.7	4.0
Electronics	5.9	7.5
Financial Services	6.7	6.5
Food & Beverages	3.0	1.6
Forest & Paper Products	—	1.5
Household Products & Home Furnishings	—	2.6
Industrial & Machinery	0.8	—
Insurance	2.2	2.8
Medical Products & Services	0.5	—
Metals & Mining	2.6	7.6
Oil & Gas	9.5	9.6
Real Estate	—	0.1
Retail	4.6	0.7
Semiconductors & Components	0.9	—
Shipping	—	1.1
Steel	—	3.8
Telecommunications	11.9	16.7
Tobacco	2.1	2.7
Transportation	1.2	0.9
Utilities	4.6	1.1

Subtotal	96.2	94.9
Repurchase Agreements	3.6	7.5

Total Investments	99.8%	102.4%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Assets and Liabilities

December 31, 2003

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,592,217	$77,697,874	$130,156,538	$16,318,449
Cash	654	39	861	183
Foreign currency	—	—	—	107,219
Receivables for:
Investments sold	—	19,867	—	—
Dividends and interest	4,061	71,745	197,944	48,694
Capital stock sold	9,997	149,051	217,318	75,852
Due from Investment Manager	3,929	—	—	7,938

Total assets	4,610,858	77,938,576	130,572,661	16,558,335

LIABILITIES
Payables for:
Investments purchased	10,518	1,194,613	7,011	576,822
Capital stock repurchased	1,269	32,508	1,851	27,764
Management fees payable	—	41,728	61,913	—
Accrued directors’ fees payable	16	254	396	49
Accrued distribution fees payable	958	15,626	25,988	3,162
Other accrued expenses and payables	7,441	18,343	32,190	13,310

Total liabilities	20,202	1,303,072	129,349	621,107

Net assets	$4,590,656	$76,635,504	$130,443,312	$15,937,228

NET ASSETS
Paid in capital	$4,995,498	$67,116,130	$119,516,495	$13,323,917
Undistributed (distributions in excess of)
investment income—net	28,362	25,784	673,334	149,552
Unrealized appreciation (depreciation) on:
Investments—net	632,719	12,672,429	20,070,333	3,458,282
Foreign currency—net	—	—	11,408	(74)
Accumulated undistributed realized gain (loss)—net	(1,065,923)	(3,178,839)	(9,828,258)	(994,449)

Net assets	$4,590,656	$76,635,504	$130,443,312	$15,937,228

Shares of capital stock outstanding*	474,564	5,208,046	12,557,244	1,485,424
Net asset value, offering and redemption price per share	$9.67	$14.71	$10.39	$10.73
Cost of investments in securities	$3,959,498	$65,025,445	$110,086,205	$12,860,167
Cost of foreign currency	$—	$—	$—	$107,206

*$0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Operations

For the Year Ended December 31, 2003

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Interest	$1,574	$29,525	$36,028	$5,351
Dividends	76,412	674,175	1,913,864	332,444

Total investment income*	77,986	703,700	1,949,892	337,795

Expenses:
Management fees	29,601	411,152	585,152	102,628
Administration fees	38,294	48,511	53,161	39,562
Distribution fees	9,867	137,051	195,051	25,657
Custodian fees	33,844	76,928	162,899	90,621
Professional services	26,451	45,991	53,619	28,761
Registration fees	8	900	4,500	250
Shareholders’ services	14,070	14,547	15,112	13,659
Directors’ fees and expenses	258	3,525	4,928	655
Shareholders’ reports	570	8,223	12,443	1,537
Other	756	2,365	2,850	933

Total expenses before fees waived and expenses reimbursed	153,719	749,193	1,089,715	304,263
Management fees waived and expenses reimbursed	(85,534)	(63,869)	(114,431)	(121,304)
Administration fees waived	(18,750)	—	—	(18,750)
Expense reductions	(96)	(54)	(12)	—

Expenses—net	49,339	685,270	975,272	164,209

Investment income (loss)—net	28,647	18,430	974,620	173,586

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net**	(92,184)	686,179	18,499	746,430
Foreign currency—net	—	—	(299,477)	(20,434)
Change in net unrealized appreciation (depreciation) on:
Investments—net	902,615	17,431,107	22,834,740	3,844,258
Foreign currency—net	—	—	11,063	1,086

Realized and unrealized gain (loss) on
investments and foreign currency—net	810,431	18,117,286	22,564,825	4,571,340

Net increase (decrease) in net assets resulting
from operations	$839,078	$18,135,716	$23,539,445	$4,744,926

*Net of foreign withholding taxes of	$347	$867	$220,397	$29,804

**Net of foreign capital gains taxes of	$—	$—	$—	$3,757

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$28,647	$25,946	$18,430	$(90,478)
Realized gain (loss) on investments and
foreign currency—net	(92,184)	(688,195)	686,179	(3,549,265)
Change in unrealized appreciation (depreciation)—net	902,615	(201,392)	17,431,107	(8,808,736)

Net increase (decrease) in net assets resulting
from operations	839,078	(863,641)	18,135,716	(12,448,479)

Distributions to shareholders:
From investment income—net	(27,594)	(3,177)	—	—
From realized gains—net	—	—	—	(229,881)

Net decrease in net assets resulting from distributions	(27,594)	(3,177)	—	(229,881)

Capital stock transactions:
Net proceeds from sales	1,551,110	2,513,776	26,651,205	46,617,304
Net proceeds from reinvestment of distributions	27,594	3,177	—	229,881
Cost of shares redeemed	(1,549,867)	(2,914,349)	(15,604,009)	(28,879,989)

Net increase (decrease) in net assets from
capital stock transactions	28,837	(397,396)	11,047,196	17,967,196

Total increase (decrease) in net assets	840,321	(1,264,214)	29,182,912	5,288,836
Net assets at beginning of period	3,750,335	5,014,549	47,452,592	42,163,756

Net assets at end of period*	$4,590,656	$3,750,335	$76,635,504	$47,452,592

Shares issued and repurchased:
Shares outstanding at beginning of period	477,899	534,559	4,426,956	3,223,779

Shares sold	183,710	300,204	2,115,827	3,666,010
Shares issued to shareholders from reinvestment
of distributions	3,146	388	—	20,470
Shares repurchased	(190,191)	(357,252)	(1,334,737)	(2,483,303)

Net increase (decrease)	(3,335)	(56,660)	781,090	1,203,177

Shares outstanding at end of period	474,564	477,899	5,208,046	4,426,956

*Includes undistributed (distributions in excess of)
investment income—net	$28,362	$27,594	$25,784	$40,017

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$974,620	$397,193	$173,586	$72,165
Realized gain (loss) on investments and
foreign currency—net	(280,978)	(5,333,647)	725,996	(650,942)
Change in unrealized appreciation (depreciation)—net	22,845,803	292,792	3,845,344	81,128

Net increase (decrease) in net assets resulting
from operations	23,539,445	(4,643,662)	4,744,926	(497,649)

Distributions to shareholders:
From investment income—net	(277,086)	(37,072)	(6,053)	(54,276)

Net decrease in net assets resulting from distributions	(277,086)	(37,072)	(6,053)	(54,276)

Capital stock transactions:
Net proceeds from sales	63,763,176	32,242,893	7,220,084	9,983,938
Net proceeds from reinvestment of distributions	277,085	37,072	6,053	54,276
Cost of shares redeemed	(5,772,339)	(10,996,859)	(3,993,091)	(6,428,372)

Net increase (decrease) in net assets from
capital stock transactions	58,267,922	21,283,106	3,233,046	3,609,842

Total increase (decrease) in net assets	81,530,281	16,602,372	7,971,919	3,057,917
Net assets at beginning of period	48,913,031	32,310,659	7,965,309	4,907,392

Net assets at end of period*	$130,443,312	$48,913,031	$15,937,228	$7,965,309

Shares issued and repurchased:
Shares outstanding at beginning of period	6,029,034	3,552,781	1,134,215	683,959

Shares sold	7,205,275	3,754,965	846,872	1,302,294
Shares issued to shareholders from reinvestment
of distributions	30,822	4,361	711	7,710
Shares repurchased	(707,887)	(1,283,073)	(496,374)	(859,748)

Net increase (decrease)	6,528,210	2,476,253	351,209	450,256

Shares outstanding at end of period	12,557,244	6,029,034	1,485,424	1,134,215

*Includes undistributed (distributions in excess of)
investment income—net	$673,334	$276,171	$149,552	$6,211

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Year Ended

	12/31/03		12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.85		$9.38	$10.20	$11.53	$11.05

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss)	1.82		(1.58)	(0.82)	(0.10)	0.83

Total from investment operations	1.88		(1.52)	(0.76)	(0.03)	0.89

Less distributions from:
Net investment income	(0.06)		(0.01)	(0.06)	(0.07)	(0.06)
Net realized gains	—		—	—	(1.23)	(0.35)

Total distributions	(0.06)		(0.01)	(0.06)	(1.30)	(0.41)

Net asset value, end of period	$9.67		$7.85	$9.38	$10.20	$11.53

Total Return (a)	24.01%		(16.25)%	(7.47)%	(0.09)%	8.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,591		$3,750	$5,015	$3,232	$2,835
Ratios to average net assets:
Net expenses	1.25%		1.25%	1.25%	1.25%	1.33%
Gross expenses	3.89%		3.74%	3.25%	5.07%	5.63%
Net investment income	0.73%		0.58%	0.63%	0.74%	0.42%
Portfolio turnover rate	56%		94%	141%	133%	35%

LAZARD RETIREMENT SMALL CAP PORTFOLIO
	Year Ended

	12/31/03		12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$10.72		$13.08	$11.75	$9.82	$9.52

Income (loss) from investment operations:
Net investment income (loss)	—	(b)	0.01	0.01	0.03	0.02
Net realized and unrealized gain (loss)	3.99		(2.32)	2.15	2.03	0.46

Total from investment operations	3.99		(2.31)	2.16	2.06	0.48

Less distributions from:
Net investment income	—		—	(0.1)	(0.03)	(0.02)
Net realized gains	—		(0.05)	(0.82)	(0.10)	(0.16)

Total distributions	—		(0.05)	(0.83)	(0.13)	(0.18)

Net asset value, end of period	$14.71		$10.72	$13.08	$11.75	$9.82

Total Return (a)	37.22%		(17.68)%	18.63%	21.05%	5.13%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,636		$47,453	$42,164	$15,205	$2,709
Ratios to average net assets:
Net expenses	1.25%		1.25%	1.25%	1.25%	1.32%
Gross expenses	1.37%		1.42%	1.67%	2.76%	7.31%
Net investment income (loss)	0.03%		(0.17)%	0.09%	0.42%	0.16%
Portfolio turnover rate	78%		108%	78%	67%	73%

(a) Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(b) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights (concluded)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

	12/31/03		12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$8.11		$9.09	$12.01	$13.49	$11.23

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.05	0.01	0.10	0.08
Net realized and unrealized gain (loss)	2.27		(1.02)	(2.90)	(1.40)	2.32

Total from investment operations	2.31		(0.97)	(2.89)	(1.30)	2.40

Less distributions from:
Net investment income	(0.03)		(0.01)	— (b)	(0.08)	(0.07)
Net realized gains	—		—	(0.03)	(0.10)	(0.07)

Total distributions	(0.03)		(0.01)	(0.03)	(0.18)	(0.14)

Net asset value, end of period	$10.39		$8.11	$9.09	$12.01	$13.49

Total Return (a)	28.52%		(10.71)%	(24.06)%	(9.62)%	21.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$130,443		$48,913	$32,311	$20,937	$6,308
Ratios to average net assets:
Net expenses	1.25%		1.25%	1.25%	1.25%	1.31%
Gross expenses	1.40%		1.65%	1.94%	2.32%	12.94%
Net investment income	1.25%		0.98%	0.50%	0.72%	0.85%
Portfolio turnover rate	38%		49%	58%	32%	22%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
	Year Ended

	12/31/03		12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.02		$7.17	$7.59	$11.01	$7.26

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	3.61		(0.16)	(0.42)	(3.12)	3.76

Total from investment operations	3.71		(0.11)	(0.39)	(3.09)	3.78

Less distributions from:
Net investment income	—	(b)	(0.04)	(0.03)	(0.01)	(0.03)
Net realized gains	—		—	—	(0.32)	—

Total distributions	—		(0.04)	(0.03)	(0.33)	(0.03)

Net asset value, end of period	$10.73		$7.02	$7.17	$7.59	$11.01

Total Return (a)	52.94%		(1.50)%	(5.07)%	(28.07)%	52.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,937		$7,965	$4,907	$4,789	$4,568
Ratios to average net assets:
Net expenses	1.60%		1.60%	1.60%	1.60%	1.64%
Gross expenses	2.96%		3.92%	4.21%	4.15%	9.59%
Net investment income	1.69%		0.95%	0.52%	0.42%	0.39%
Portfolio turnover rate	41%		53%	63%	54%	45%
(a) Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(b) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Financial Statements

December 31, 2003

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of seven no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other three Portfolios had not commenced operations as of December 31, 2003.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premium and accrete discount on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)

December 31, 2003

At December 31, 2003, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2009	Expiring 2010

Equity	$88,896	$761,551
Small Cap	—	2,966,770
International Equity	2,886,750	5,759,225
Emerging Markets	—	399,206

Portfolio	Expiring 2011

Equity	$114,878
International Equity	468,181

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2003, the Equity Portfolio elected to defer net capital and currency losses of $2,452 arising between November 1, 2003 and December 31, 2003.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

			Long-Term
	Ordinary Income		Capital Gain

Portfolio	2003	2002	2003	2002

Equity	$27,594	$3,177	$—	$—
Small Cap	—	229,881	—	—
International
Equity	277,086	37,072	—	—
Emerging
Markets	6,053	54,276	—	—

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$28,362	$—
Small Cap	—	—
International Equity	902,541	—
Emerging Markets	149,215	—
(g)	Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.
(h)	Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction

(i)	Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Management, Administrative and Distribution Agreements
The Fund has entered into an investment management agreement (the “Management Agreement”) with Lazard Asset Management LLC (the “Investment Manager”), a sub sidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

Lazard Retirement Series, Inc.

Notes to Financial Statements (concluded)

December 31, 2003

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive one half of the $37,500 fixed annual rate for each of the Equity and Emerging Markets Portfolios until each Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard pursuant to which Lazard acts as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

Lazard provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to Lazard, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. Lazard may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-series fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

Portfolio	Purchases	Sales

Equity	$2,120,443	$2,265,657
Small Cap	51,376,192	41,075,651
International Equity	84,021,599	28,771,188
Emerging Markets	6,986,777	4,084,971

For the year ended December 31, 2003, brokerage commissions of $15 were paid to Lazard for portfolio transactions executed on behalf of Emerging Markets Portfolio.

Lazard Retirement Series, Inc.

Report of Independent Auditors

The Board of Directors and Shareholders Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2003, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 4, 2004

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years
Address	with the Fund*	and Other Directorships Held

Non-Interested Directors:
John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
50 Burning Tree Lane	since April 1997	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Butte, MT 59701		Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
Davidson Capital	since April 1997	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Management Corporation		Trustee, American Friends of the National Gallery/London.
500 Park Avenue
Suite 510
New York, NY 10022

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertising
114 Oldchester Road	since April 1997	agency; Retired Director, BBDO Worldwide.
Essex Fells, NJ 07021

Lester Z. Lieberman (73)	Director	Private Investor; Director, Dowel Associates, a real estate developer;
25 Lindsley Drive	since April 1997	Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director,
Morristown, NJ 07960		Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical
School; Trustee, Public Health Research Institute; Trustee, Clarkson University.

Richard Reiss, Jr. (59)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
Georgica Advisors LLC	since April 1997	Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a
Carnegie Hall Tower		restaurant chain.
152 West 57th Street
46th Floor
New York, NY 10019

Interested Directors**:
Norman Eig (62)	Chairman of the	Managing Director and Chief Executive Officer of the Investment Manager;
Lazard Asset Management LLC	Board	Member of the Management Committee of Lazard.
30 Rockefeller Plaza	since April 1997
New York, NY 10112-6300

Herbert W. Gullquist (66)	President and Director	Senior Advisor of the Investment Manager; Retired Managing Director and
Lazard Asset Management LLC	since April 1997	Co-Chief Executive Officer of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112-6300

John Rutledge (55)	Director	President, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC	since April 1997	firm; Director, Crom Corporation, a water storage system manufacturer;
29 Horseshoe Road		Director, Earle M. Jorgensen Co., a steel service center company; Director,
Cos Cob, CT 06807		Amerindo Funds, Inc., a family of three investment portfolios; Chairman of
Advisory Board, Saugatuck Capital.
*	Each Director serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.
**	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member’s position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s)
Address	with the Fund*	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (30)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager; from
Lazard Asset Management LLC	since April 2002	September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
30 Rockefeller Plaza		a law firm.
New York, NY 10112-6300

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.
Lazard Asset Management LLC	since April 2003
30 Rockefeller Plaza
New York, NY 10112-6300

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
Lazard Asset Management LLC	since November 2002	2002, Vice President, Law & Regulation at J. & W. Seligman & Co.; from
30 Rockefeller Plaza		July 1997 to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.
New York, NY 10112-6300

* Each Officer serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.

[This page intentionally left blank]

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Auditors
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of Lazard Retirement Series, Inc. Its use in connection with any offering of the Fund’s shares is authorized only in the case of a concurrent or prior delivery of the Fund’s current Prospectus.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza New York, NY 10112-6300	Tel 800-887-4929 www.LazardNet.com

T 0 3 1 0 1 R

ITEM 2.  CODE OF ETHICS.

         The Registrant has adopted a code of ethics that applies to the
Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors has determined that Lester Z.
Lieberman and John J. Burke, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange
Commission (the "SEC"). Mr. Lieberman and Mr. Burke are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years
(the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the
Reporting Periods, were $70,000 in 2002 and $79,200 in 2003.

(b) AUDIT-RELATED FEES. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

Note: FOR THE SECOND PARAGRAPH IN EACH OF (B) THROUGH (D) OF THIS ITEM 4,
CERTAIN OF SUCH SERVICES WERE NOT PRE-APPROVED PRIOR TO MAY 6, 2003, WHEN SUCH
SERVICES WERE REQUIRED TO BE PRE-APPROVED. FOR COMPARATIVE PURPOSES, THE FEES
SHOWN ASSUME THAT ALL SUCH SERVICES WERE PRE-APPROVED, INCLUDING SERVICES THAT
WERE NOT PRE-APPROVED PRIOR TO THE COMPLIANCE DATE OF THE PRE-APPROVAL
REQUIREMENT. ON AND AFTER MAY 6, 2003, 100% OF ALL SERVICES PROVIDED BY THE
AUDITOR WERE PRE-APPROVED AS REQUIRED. THERE WERE NO SERVICES PROVIDED BY THE
AUDITOR THAT WERE APPROVED PURSUANT TO (C)(7)(i)(C) OF RULE 2-01 OF REGULATION
S-X.

(c) TAX FEES. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $21,000 in 2002 and $20,800 in 2003. These services consisted of (i) review or preparation of
U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the
Auditor to Service Affiliates.

(d) ALL OTHER FEES. There were no fees billed in the Reporting Periods by the
Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service
Affiliates.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Registrant's Audit
Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service
Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f) None.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $21,000 in
2002 and $20,800 in 2003. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) AUDITOR INDEPENDENCE. There were no services rendered by the Auditor to
Service Affiliates during the Reporting Periods.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                      -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAZARD RETIREMENT SERIES, INC.

By:   /s/ Norman Eig
      -----------------------
      Norman Eig
      Chief Executive Officer

Date: February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Norman Eig
      -----------------------
      Norman Eig
      Chief Executive Officer

Date: February 25, 2004

By:   /s/ Stephen St. Clair
      -----------------------
      Stephen St. Clair
      Chief Financial Officer

Date: February 25, 2004

                                  EXHIBIT INDEX

         (a)(1) Code of Ethics referred to in Item 2.

         (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

         (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)